Exhibit 10.1

TWELFTH AMENDMENT
TO
NOTE AND SECURITY AGREEMENT

This TWELFTH AMENDMENT (this “Amendment”) TO NOTE AND SECURITY AGREEMENT effective as of October 17, 2025 amends that certain Note and Security Agreement dated November 14, 2024, as amended, restated, supplemented and otherwise modified from time to time up to the date hereof (the “Note”), among CH CAPITAL LENDING, LLC, a Delaware limited liability company (the “Lender”), HALL OF FAME RESORT & ENTERTAINMENT COMPANY, a Delaware corporation (“HOFREC”), HOF VILLAGE NEWCO, LLC, a Delaware limited liability company (“NewCo”), HOF VILLAGE RETAIL I, LLC, a Delaware limited liability company (“HOF VR I”), HOF VILLAGE RETAIL II, LLC, a Delaware limited liability company (“HOF VR II”, and collectively with HOFREC, NewCo and HOF VR I, each a “Borrower” and, collectively, jointly and severally, “Borrowers”).  Capitalized terms not otherwise defined herein shall have the meaning set forth in the Note.

WHEREAS, on May 7, 2025, HOFREC, HOFV Holdings, LLC (“Parent”) and certain other parties entered into the Agreement and Plan of Merger (the “Merger Agreement”) relating to the Take Private Transaction;

WHEREAS, on September 5, 2025, Parent and Lender delivered to HOFREC, among other things, a Notice of Termination of the Merger Agreement (the “Termination Notice”) effective September 17, 2025 (the “Termination Date”), absent the earlier cure by HOFREC of the defaults under the Merger Agreement enumerated in the Termination Notice;

WHEREAS, on September 30, 2025, Parent and Lender delivered to HOFREC  a notice of extension of the Termination Date to October 17, 2025, pursuant to which the Parent agreed to forbear from exercising its rights and remedies under the Merger Agreement until October 17, 2025 absent any earlier default by HOFREC of its obligations under and pursuant to the Merger Agreement other than the obligations arising under Section 7.2(g) of the Merger Agreement;

WHEREAS, on October 17, 2025, Parent and Lender delivered to HOFREC an additional notice of extension of the Termination Date to October 31, 2025 (the “Current Extension”), pursuant to which the Parent agreed to forbear from exercising its rights and remedies under the Merger Agreement until October 31, 2025 absent any earlier default by HOFREC of its obligations under and pursuant to the Merger Agreement other than the obligations arising under Section 7.2(g) of the Merger Agreement;

WHEREAS, Lender’s willingness to grant the Current Extension is subject to the Lender and the Borrowers amending certain provisions of the Note to, among other things, reflect the foregoing agreements and for certain Borrowers to deliver to Lender the Pledge Agreement (as defined below); and

WHEREAS, pursuant to Section 7.05 of the Note, the Note may be amended by a written agreement signed by the Borrowers and Lender.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and other good and valuable consideration, the undersigned agree as follows:

1.          The definition of “Facility Amount” in Section 1 of the Note is amended and restated in its entirety to read as follows: ““Facility Amount” means $22,000,000.”

2.          The definition of “Maturity Date” in Section 1 of the Note is amended and restated in its entirety to read as follows: ““Maturity Date” means the earliest to occur of (i) October 31, 2025, (ii) the closing of the Take Private Transaction, (iii) October 24, 2025 if HOFREC has as of such date failed to deliver to HOFV Holdings, LLC (“Parent”) executed term sheets from the holders of HOFREC’s 8% Convertible Notes due 2025 issued July 1, 2020 (“PIPE Notes”) providing for their agreement to exchange their PIPE Notes for equity of Parent in connection with the consummation of the Take Private Transaction, (iv) October 31, 2025 if HOFREC has, as of such date, failed to satisfy its obligations under Section 7.2(g) of the Merger Agreement, which requires HOFREC to deliver to Parent executed consents and subscription documents from the holders of the PIPE Notes to exchange their PIPE Notes for equity of Parent in connection with the consummation of the Take Private Transaction, (v) the Termination Date, as such term is defined in any definitive agreement and plan of merger entered in connection with the Take Private Transaction, if applicable, and (vi) the occurrence of an Event of Default.”

3.            This Amendment will be effective upon:

(a)          delivery of a fully executed copy of this Amendment by all parties party hereto; and

(b)         delivery of a fully executed copy of that certain Membership Interests Pledge Agreement effective as of even date herewith made by HOFREC and NewCo in favor of Lender (the “Pledge Agreement”).

4.          Except as expressly amended in accordance with this Amendment, the Note and the Loan Documents (as defined in the Note) shall remain unmodified and in full force and effect. Any reference to the Note in any other document shall refer to the Note as amended hereby. In the event of any conflict between the terms of the Note and the terms of this Amendment, the terms of this Amendment shall control.

5.           This Amendment may be executed, including by electronic transmission, in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same instrument.

6.          This Amendment shall be construed and enforced in accordance with the laws of the State of New York without regard to the application of the principles of conflicts or choice or laws (other than New York General Obligations Law 5-1401 and 5-1402).

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first indicated above.

BORROWERS:

HALL OF FAME RESORT & ENTERTAINMENT COMPANY, a Delaware corporation

By: /s/ Lisa Gould
Name: Lisa Gould Title: Executive Vice President of Business Administration

HOF VILLAGE NEWCO, LLC, a Delaware limited liability company

By: /s/ Lisa Gould
Name: Lisa Gould Title: Executive Vice President of Business Administration

HOF VILLAGE RETAIL I, LLC, a Delaware limited liability company

By: /s/ Lisa Gould
Name: Lisa Gould Title: Executive Vice President of Business Administration

HOF VILLAGE RETAIL II, LLC, a Delaware limited liability company

By: /s/ Lisa Gould
Name: Lisa Gould Title: Executive Vice President of Business Administration

LENDER:

CH CAPITAL LENDING, LLC, a Delaware limited liability company

By: Holdings SPE Manager, LLC, its Manager

By: /s/ Richard H. Klein
Name: Richard H. Klein Title: Chief Financial Officer

AGREED AND ACKNOWLEDGED:

IRG, LLC, a Nevada limited liability company

By: S.L. Properties, Inc., its Manager

By: /s/ Stuart Lichter
Name: Stuart Lichter
Title: President

MIDWEST LENDER FUND, LLC, a Delaware limited liability company

By: S.L. Properties, Inc., its Manager

By: /s/ Stuart Lichter
Name: Stuart Lichter
Title: President